UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2011

ACXIOM CORPORATION

(Exact Name of Registrant as Specified In Charter)

 Delaware

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No)

601 E. Third St., Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on a Form 8-K filed with the Securities & Exchange Commission on March 30, 2011, Acxiom Corporation, a Delaware corporation (the “Company”), announced that Christopher W. Wolf has informed the Company of his intention to resign for personal reasons from his position as Chief Financial Officer of the Company in the second calendar quarter of 2011. On May 6, 2011, the Company entered into a Retention Agreement with Mr. Wolf (the “Retention Agreement”) to retain Mr. Wolf’s services as Chief Financial Officer of the Company through June 1, 2011 and to assist in the transition to a new Chief Financial Officer thereafter.

Pursuant to the Retention Agreement, Mr. Wolf will (i) facilitate the orderly transition to a new Chief Financial Officer; (ii) complete and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2011, including the execution of the certificates required of the Company’s principal financial officer in connection therewith; (iii) complete the Company’s annual business plan; and (iv) assist with such other matters as the interim Chief Executive Officer of the Company may reasonably request (collectively, the “Retention Obligations”). Pursuant to the Retention Agreement Mr. Wolf has also agreed to make himself available upon the Company’s reasonable request to provide consulting services to the Company for a period of twelve months following the termination of his employment. Until June 1, 2011, Mr. Wolf will be entitled to his base salary and benefits as an employee as currently in effect. Upon timely completion of the Retention Obligations, and in exchange for signing a general release of claims against the Company and providing the consulting services, Mr. Wolf is entitled to a retention bonus of $33,333 per month for the twelve months following the termination of his employment.

The foregoing description of the Retention Agreement is not complete and is subject to and qualified in its entirety by reference to the Retention Agreement, a copy of which is filed herewith as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Description

10.1	Retention Agreement dated May 6, 2011, between the Company and Christopher W. Wolf

*           *           *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011	ACXIOM CORPORATION

By: /s/ Jerry C. Jones Jerry C. Jones Chief Legal Officer & Sr. Vice President

EXHIBIT INDEX

Exhibit No.                      Description

10.1	Retention Agreement dated May 6, 2011, between the Company and Christopher W. Wolf